Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. (1)	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended November 30, 2011

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☐	☒	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes		No

Please answer the questions below:

1. Is the business still operating?	☒	(2)	☐

2. Were any assets (other than inventory) sold this month?	☐		☒

3. Were all employees timely paid this month?	☒		☐

4. Are all insurance policies and operating licenses current and in effect?	☒	(3)	☐

5. Did you open any new bank accounts this month?	☐		☒

6. Did you deposit all receipts into your DIP account this month?	☒		☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒		☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒		☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	12/20/11	Print Name:	Joel I. Sher
		Signature:	/s/ Joel I. Sher
		Title:	Chapter 11 Trustee

(1)	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
(2)	The Chapter 11 Trustee is in the process of winding-up all operations.
(3)	TMST Home Loans, Inc. is currently in the process of withdrawing state licenses due to the sale of the Servicing Portfolio.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (1)

For Period: 11/1/2011 to 11/30/2011

CASH FLOW SUMMARY

	Current Month		Accumulated
Beginning Cash Balance	$104,891,429	(2)	$16,847,967	(2)

2. Cash Receipts
Operations	1,734		27,608,798
Sale of Assets	—		80,041,433
Loans/advances	—		18,364,080
Other			22,994,972

Total Cash Receipts	$1,734		$149,009,283

3. Cash Disbursements
Operations	300,778		22,548,698
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	446,552		20,637,719
Other			18,525,000

Total Cash Disbursements	$747,330		$61,711,417

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(745,596)		87,297,866

5. Ending Cash Balance (to Form 2-C)	$104,145,833	(3)	$104,145,833	(3)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance		Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$2,924,652		—	$69,730	2,854,922
xxxxxxx0805	J.P. Morgan	—	(4)	—	—	—
xxxxxxx1807	New Mexico Bank & Trust	5,522		—	—	5,522
xxxxxxx2954	New Mexico Bank & Trust	29,292		—	85	29,207
xxxxxxx2989	New Mexico Bank & Trust	1,572		—	—	1,572
xxxxxxx5856	New Mexico Bank & Trust	446,393		—	—	446,393
xxxxxxx2842	New Mexico Bank & Trust	4,932,667		—	—	4,932,667
xxxxxxx9638	The Bank of New York Mellon	1,002		—		1,002
xxxxxxx9639	The Bank of New York Mellon	820		(820)	—	—
xxxxxxx0989	Bank of America	95,874,548		—	—	95,874,548

		$104,216,468		$(820)	$69,815	$104,145,833	(3)

(1)	The term “cash” as used herein includes all forms of currency (e.g., checks, cash, money orders, etc.)
(2)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance equals the previous month’s ending balance.
(3)	Current Month, Accumulated, and Book cash balances are the same.
(4)	TMST, Inc. did not receive a November 2011 statement. The October 2011 statement is included in Exhibit A.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/1/2011	7354 Void	Former Employee	Process Server	$-68
11/1/2011	7355 Void	Former Employee	Process Server	-95
11/2/2011	WIRE	ADP Inc.	Payroll - Direct deposits	26,843
11/3/2011	WIRE	ADP, Inc.	Payroll taxes	11,867
11/8/2011	WIRE	Tydings & Rosenberg LLP	Professional services	3,385
11/8/2011	WIRE	Shapiro Sher Guinot & Sandler	Professional services	266,255
11/8/2011	WIRE	Goldin Associates, LLC	Professional services	160,597
11/8/2011	WIRE	Broadstreet Capital Partners, LP	Professional services	9,660
11/8/2011	WIRE	Quinn Emanuel Urquhart Oliver & Hedges LLP	Professional services	1,573
11/10/2011	7494	CenturyLink	Information Services	119
11/10/2011	7495	Iron Mountain Information Management	Document Storage	849
11/10/2011	7496	FedEX	Shipping	1,135
11/10/2011	7497	Epiq Bankruptcy Solutions, LLC	Professional services	3,632
11/10/2011	7498	First Interstate Plaza	Office Lease_Rent	95
11/10/2011	7499	FrontBridge Technologies, Inc.	Microsoft Exchange Hosted Services	2,575
11/10/2011	7500	Walsh,Anderson,Brown,Aldridge & Gallegos	Professional services	81
11/10/2011	7501	Pandesa Corporation	Information Services	82,331
11/10/2011	7502	tw telecom	Information Services	1,274
11/10/2011	7503	ADT Security Services	Contract Services	136
11/10/2011	7504	AT&T TeleConferenceServices	TeleConference Service	10
11/10/2011	7505	Crystal Springs	Office Supplies	36
11/10/2011	7506	TBConsulting	Contract Services	43,501
11/16/2011	WIRE	ADP Inc.	Payroll - Direct deposits	23,143
11/17/2011	WIRE	ADP, Inc.	Payroll taxes	9,067
11/30/2011	7507	TBConsulting	Contract Services	45,281
11/30/2011	7509	TMST Employee	Expense reimbursement	941
11/30/2011	7510	TMST Employee	Expense reimbursement	83
11/30/2011	7511	TMST Employee	Expense reimbursement	54
11/30/2011	7512	TMST Employee	Expense reimbursement	3,548
11/30/2011	7513	tw telecom	Information Services	1,275
11/30/2011	7514	RR Donnelley Receivables, Inc	EDGAR Filings	1,250
11/30/2011	7515	Hotel Santa Fe	Contract Services	183
11/30/2011	7516	FedEX	Shipping	550
11/30/2011	7517	AT&T TeleConferenceServices	TeleConference Service	24
11/30/2011	7518	Epiq Bankruptcy Solutions, LLC	Professional services	1,450
11/30/2011	7519	Penczek & Associates, Inc.	Professional services	9,472
11/30/2011	7520	First Interstate Plaza	Office Lease_Rent	5,527
11/30/2011	WIRE	ADP Inc.	Payroll - Direct deposits	22,266

		Total Cash Disbursements		$739,908	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/25/2011	Wells Fargo Bank	Reinvestment Income	155
11/25/2011	US Bank	Credit Risk Advisor Fee	537
11/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	744
11/25/2011	Wells Fargo Bank	Credit Risk Advisor Fee	298

		Total Cash Receipts	$1,734	(1)

(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/10/2011	15562	MIDCON Data Services LLC	Document Storage	2,065
11/10/2011	15563	VOID
11/10/2011	15564	VOID
11/10/2011	15565	VOID
11/30/2011	15566	State of Virginia	2010 TMST Home Loans Taxes	55

		Total Cash Disbursements		$2,120	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx2954
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx0805
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
11/4/2011	ACH	ADP Financial Services	Payroll processing	$70
11/14/2011	ACH	ADP Financial Services	Payroll processing	95
11/18/2011	ACH	ADP Financial Services	Payroll processing	42
11/25/2011	ACH	ADP Financial Services	Payroll processing	95

			Total Cash Disbursements	$302	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx5856
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx1807
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
11/30/2011	New Mexico Bank & Trust	Interest Paid	$0

		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx2842
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Check No.	Payor	Description (Purpose)	Amount
11/30/2011	Bank of America		Bank and Technology Service Fee	$5,000

			Total Cash Disbursements	$5,000	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT

For Period: 11/1/2011 to 11/30/2011

CASH RECEIPTS DETAIL	Account No: xxxxxxx0989
(attach additional sheets as necessary)

Date	Payor	Description (Purpose)	Amount
		Total Cash Receipts	$0	(1)

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 2

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: November 30, 2011

	Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B)	$104,145,833	$16,848,967
Accounts Receivable (from Form 2-E)	1,048,033	9,403,326
Receivable from Officers, Employees, Affiliates (2)	—	—
Inventory	—	—
Other Current Assets (List): Prepaid expenses & retainers	1,119,551	4,807,453
Accrued interest receivable	—	47,878

Total Current Assets	106,313,417	31,107,624

Fixed Assets:
Land	—	—
Building	—	—
Equipment, Furniture and Fixtures	1,201,340	1,201,340

Total Fixed Assets	1,201,340	1,201,340

Less: Accumulated Depreciation	1,201,340	533,109

Net Fixed Assets	—	668,231

Other Assets (List): Restricted cash	—	201,432,689
Mortgage servicing portfolio	—	87,104,385
Investment in subsidiaries (3)	(6,000,000)	21,244,747
Loan held for sale	1,985,230	8,359,404
Deposits	3,605,000	300,000

TOTAL ASSETS	$105,903,647	$350,217,080

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)	$960,096	$—
Post-petition Accrued Professional Fees (from Form 2-E)	5,251,755	—
Post-petition Taxes Payable (from Form 2-E)	—	—
Post-petition Notes Payable	—	—
Other Post-petition Payable (List): Contingent obligations (4)	3,296,287	—
	—

Total Post Petition Liabilities	9,508,137	—

Pre Petition Liabilities:
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt (3)	3,421,750,874	3,664,898,118

Total Pre Petition Liabilities	3,421,750,874	3,664,898,118

TOTAL LIABILITIES	3,431,259,011	3,664,898,118

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
Retained Earnings - Prepetition	(6,955,422,396)	(6,955,422,396)
Retained Earnings - Post-petition (5)	(10,674,327)	—

TOTAL OWNERS’ EQUITY	(3,325,355,364)	(3,314,681,037)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$105,903,647	$350,217,080

(1)	Petition date values are taken from the Debtors’ balance sheet as of the petition date or are the values listed on the Debtors’ schedules.
(2)	TMST, Inc. has requested reimbursement from SAF for damages incurred. No receivable has been recorded.
(3)	On March 15, 2010 the Second Amended Chapter 11 Plan of Reorganization for ADFITECH, Inc. became effective. TMST Home Loans interests were deemed cancelled on the Effective Date and Senior Notes Guarantee Claims against TMST, Inc. were reduced by $38.6 million under the plan.

Pre-petition unsecured debt includes a $1.1 billion fair value adjustment for Senior Subordinated Secured Notes recorded under GAAP. Total pre-petition liabilities prior to the fair value adjustment is $4,542,124,192.

(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.
(5)	Post-petition Retained Earning includes a loss of $4.2 million related to 2009 and income of $3 million related to 2010.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: November 1, 2011 to November 30, 2011

	Current Month	Post-petition Accumulated Total (1)
Operating Revenue
Interest income (2)	$1	$5,637,681
Mortgage servicing income	1,734	21,835,070

Net Operating Revenue	1,735	27,472,751

Total interest expense / (benefit) (3)	—	(1,195,076)

Gross Profit	1,735	28,667,827

Operating Expenses
Officer Compensation	—	895,390
Selling, General and Administrative	339,278	28,047,751
Rents and Leases	5,432	949,292
Depreciation, Depletion and Amortization	—	668,240
Other (list): __________________________	—	—
__________________________	—	—

Total Operating Expenses	344,710	30,560,673

Operating Income / (Loss)	(342,975)	(1,892,846)

Non-Operating Income / (Expenses)
Earnings from subsidiaries	—	3,368,902
Other Non-Operating Income (4)	—	13,692,097

Net Non-Operating Income / (Expenses)	—	17,060,999

Reorganization Expenses
Legal and Professional Fees	767,953	25,452,951
Other Reorganization Expense	13,065	684,595

Total Reorganization Expenses	781,018	26,137,546

Net Income / (Loss) Before Income Taxes	(1,123,993)	(10,969,393)

Federal and State Income Tax Expense / (Benefit) (5)	—	(295,066)

NET INCOME / (LOSS)	$(1,123,993)	$(10,674,327)

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(2)	Accumulated total includes approximately $4.5 million of $19.3 million in certain Owner Trust residual interest distributions that may require bankruptcy court ruling to resolve ownership issues. To be conservative, the Company has not recorded a $14.8 million receivable or the related income.
(3)	Accumulated total reflects amortization of derivatives.
(4)	Accumulated total includes an approximately $1 million settlement from Bank of America, $8 million gain on the reorganization of Adfitech, Inc., a $3.9 million gain on the servicing portfolio, a $3.3 million loss incurred on the whole loan liquidation and a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entity’s respective bankruptcy claim filings.
(5)	In early January 2010, the Trustee signed a Consent Agreement with the Internal Revenue Service to change TMST, Inc.’s method of accounting related to the reporting of taxable income associated with REMIC regular interests. Due to the large 2009 operating losses for TMST, Inc. no tax liability was incurred.

For tax year 2010, the Trustee was advised TMST, Inc. no longer qualified as a REIT and filed a consolidated return. Due to prior net operating losses, no tax liability is anticipated in 2010. Rev. 4/2008

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: November 1, 2011 to November 30, 2011

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld
Federal	$—	$8,597	$8,597	11/3/2011	Wire	$—
		6,478	6,478	11/17/2011	Wire	—
State	—	1,689	1,689	11/3/2011	Wire	—
		1,381	1,381	11/17/2011	Wire	—
FICA Tax Withheld	—	744	744	11/3/2011	Wire	—
		575	575	11/17/2011	Wire	—
Employer’s FICA Tax	—	837	837	11/3/2011	Wire	—
		633	633	11/17/2011	Wire	—
Unemployment Tax
Federal	—		—			—
			—
State	—	—	—			—
			—			—
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax
Federal	—	—	—			—
State	—	55	55	11/30/2011	15557

TOTALS	$—	$20,989	$20,989			$—

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	The Cincinnati Insurance Co.	$1,000,000/incident	7/1/2012	7/1/2012
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2012	8/11/2012
Property (Fire, Theft) (1)	N/A
Vehicle (1)	N/A
Directors & Officers (Excess)	N/A
Directors & Officers (Primary)	N/A
Trustee Surety Bond	Liberty Mutual Insurance Company	120,000,000	10/28/2012	10/28/2012

(1)	Commercial Property and Vehicle coverage are included in the General Liability Commercial Package policy.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 11/1/2011 to 11/30/2011

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable (1)		Post Petition Accounts Payable (2)
Under 30 days	$—		$864,665
30 to 60 days	144,652		813,106
61 to 90 days	—		683,769
91 to 120 days	—		181,147
Over 120 days	493,517		3,669,163
Unavailable	283,719	(3)

Total Post Petition	921,888

Pre Petition Amounts	126,145	(3)

Total Accounts Receivable	1,048,033
Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$1,048,033

Total Post Petition Accounts Payable			$6,211,850

(1)	See Exhibit B for Accounts Receivable Aging
(2)	See Exhibit C for Accounts Payable Aging
(3)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * (1)
Debtor’s Counsel (2)	$—	$—	$—		$—
Debtor’s Special Counsel (3)	310,304	—	—		449,718
Debtor’s Financial Advisor	—	—	—		191
Creditors’ Committee’s Counsel	100,000	21,000	4,958		240,623
Unsecured Creditors’ Financial Advisor	—	—	—		7,150
Chapter 11 Trustee (4)	—	75,000	—		1,875,000
Trustee’s Counsel	—	350,000	266,255		1,594,821
Trustee’s Financial Advisor	—	200,000	160,597		994,546
Trustee’s Tax Advisor (5)	—	—	—		86,706
Trustee’s Consultant			9,660
Claims Agent	—	3,000	5,082		3,000

Total	$410,304	$649,000	$446,552		$5,251,755

*	Balance due to include fees and expenses incurred but not yet paid.
(1)	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
(2)	Retainer Balance, net of outstanding fees, was returned to TMST, Inc. on August 3, 2010
(3)	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel. The current balance due is the subject of damages in the adversary proceeding filed against Orrick, Herrington & Sutcliffe LLP and other SAF related parties.
(4)	Chapter 11 Trustee commission is an estimate based on time spent performing the Trustee function at customary rates. The actual commission awarded is subject to Bankruptcy Court approval and will vary from the estimate.
(5)	The Chapter 11 Trustee was authorized to retain KPMG LLP to provide tax compliance and consulting services on May 26, 2010 pursuant to their February 26, 2010 engagement letter. Payments for services rendered prior to February 28, 2010 are reported pursuant to the Ordinary Course Professional Compensation Procedures.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 11/1/2011 to 11/30/2011

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
N/A

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: November 30, 2011

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc., et al.
1. Disbursements made in calendar quarter
October 2011	$887,589
November 2011	747,330
December 2011	—

Quarterly Total	$1,634,919

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of November 30, 2011

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Reimbursement Simmons_FedEx (1)	8/7/2009	98	—	—	—	—	98	—
Reimbursement Simmons_FedEx (1)	8/14/2009	49	—	—	—	—	49	—
Reimbursement Simmons_FedEx (1)	9/11/2009	47	—	—	—	—	47	—
Thornburg Mortgage Advisory Co	10/15/2009	492,482	—	—	—	—	492,482	—
Zuni Investors, LLC	7/26/2011	841	—	—	—	—	841	—
Zuni Investors, LLC	10/1/2011	39,666	—	39,666	—	—	—	—
Zuni Investors, LLC	10/21/2011	45,165	—	45,165	—	—	—	—
Zuni Investors, LLC	10/31/2011	59,820	—	59,820	—	—	—	—
Borrower Escrow Advance Balance (2)	Various	272,828	—	—	—	—	—	272,828
Borrower Corporate Advance Balance (2)	Various	10,828	—	—	—	—	—	10,828
Borrower Inspection Fees (2)	Various	63	—	—	—	—	—	63

Total Post Petition Accounts Receivable		$921,888	$—	$144,652	$—	$—	$493,517	$283,719

Pre Petition	Date	Amount
Premium Recapture	4/30/2009	6,887
Borrower Escrow Advance Balance (2)	Various	119,108
Borrower Inspection Fees (2)	Various	150

Total Pre Petition Accounts Receivable		$126,145

(1)	Employee expenses appear to have been for personal matters.
(2)	Receivable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Thornburg Mortgage Advisory Co	05/15/09	40,290	—	—	—	—	40,290
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	—	19,410
Orrick,Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	—	—	127,078
Thornburg Mortgage Advisory Co	07/31/09	37,518	—	—	—	—	37,518
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	—	—	—	281,761
Thornburg Mortgage Advisory Co	09/30/09	8,400	—	—	—	—	8,400
Thornburg Mortgage Advisory Co	10/15/09	29,657	—	—	—	—	29,657
Thornburg Mortgage Advisory Co	10/31/09	6,460	—	—	—	—	6,460
Thornburg Mortgage Advisory Co	11/15/09	28,453	—	—	—	—	28,453
Chapter 11 Trustee_Joel I. Sher	11/30/09	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/09	5,024	—	—	—	—	5,024
Thornburg Mortgage Advisory Co	12/15/09	1,875	—	—	—	—	1,875
Chapter 11 Trustee_Joel I. Sher	12/31/09	75,000	—	—	—	—	75,000
Quinn Emanuel Urquhart Oliver & Hedges	12/31/09	60,000	—	—	—	—	60,000
Thornburg Mortgage Advisory Co	12/31/09	29,989	—	—	—	—	29,989
Thornburg Mortgage Advisory Co	01/15/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	01/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	01/31/10	4,450	—	—	—	—	4,450
Thornburg Mortgage Advisory Co	02/12/10	26,875	—	—	—	—	26,875
Chapter 11 Trustee_Joel I. Sher	02/28/10	75,000	—	—	—	—	75,000
Protiviti Inc.	02/28/10	191	—	—	—	—	191
Thornburg Mortgage Advisory Co	02/28/10	1,893	—	—	—	—	1,893
Chapter 11 Trustee_Joel I. Sher	03/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	03/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	04/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	04/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	04/30/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	05/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	05/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	05/31/10	31,325	—	—	—	—	31,325
American Stock Transfer & Trust	06/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	06/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	06/30/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	07/01/10	5,500	—	—	—	—	5,500
Chapter 11 Trustee_Joel I. Sher	07/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	07/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	08/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	08/31/10	27,575	—	—	—	—	27,575
American Stock Transfer & Trust	09/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	09/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	09/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	10/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	10/31/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	10/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	11/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	11/30/10	75,000	—	—	—	—	75,000
Thornburg Mortgage Advisory Co	11/30/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	12/01/10	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	12/31/10	75,000	—	—	—	—	75,000

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Adfitech	12/31/10	50,846	—	—	—	—	50,846
Thornburg Mortgage Advisory Co	12/31/10	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	01/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	01/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	01/31/11	49,639	—	—	—	—	49,639
J.H. Cohn LLP	01/31/11	3,749	—	—	—	—	3,749
KPMG LLP	01/31/11	1,238	—	—	—	—	1,238
Quinn Emanuel Urquhart Oliver & Hedges	01/31/11	5,860	—	—	—	—	5,860
Shapiro Sher Guinot & Sandler	01/31/11	68,211	—	—	—	—	68,211
Tydings & Rosenberg LLP	01/31/11	6,608	—	—	—	—	6,608
Thornburg Mortgage Advisory Co	01/31/11	25,000	—	—	—	—	25,000
American Stock Transfer & Trust	02/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	02/28/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	02/28/11	47,377	—	—	—	—	47,377
Quinn Emanuel Urquhart Oliver & Hedges	02/28/11	6,752	—	—	—	—	6,752
Shapiro Sher Guinot & Sandler	02/28/11	52,721	—	—	—	—	52,721
Tydings & Rosenberg LLP	02/28/11	4,769	—	—	—	—	4,769
American Stock Transfer & Trust	03/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	03/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	03/31/11	63,042	—	—	—	—	63,042
J.H. Cohn LLP	03/31/11	1,737	—	—	—	—	1,737
KPMG LLP	03/31/11	2,358	—	—	—	—	2,358
Quinn Emanuel Urquhart Oliver & Hedges	03/31/11	11,434	—	—	—	—	11,434
Shapiro Sher Guinot & Sandler	03/31/11	76,205	—	—	—	—	76,205
Tydings & Rosenberg LLP	03/31/11	3,299	—	—	—	—	3,299
American Stock Transfer & Trust	04/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	04/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	04/30/11	60,743	—	—	—	—	60,743
Quinn Emanuel Urquhart Oliver & Hedges	04/30/11	26,352	—	—	—	—	26,352
Shapiro Sher Guinot & Sandler	04/30/11	76,243	—	—	—	—	76,243
Tydings & Rosenberg LLP	04/30/11	2,368	—	—	—	—	2,368
American Stock Transfer & Trust	05/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	05/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	05/31/11	45,911	—	—	—	—	45,911
J.H. Cohn LLP	05/31/11	1,664	—	—	—	—	1,664
KPMG LLP	05/31/11	3,253	—	—	—	—	3,253
Quinn Emanuel Urquhart Oliver & Hedges	05/31/11	13,449	—	—	—	—	13,449
Shapiro Sher Guinot & Sandler	05/31/11	49,765	—	—	—	—	49,765
Tydings & Rosenberg LLP	05/31/11	1,940	—	—	—	—	1,940
American Stock Transfer & Trust	06/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	06/30/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	06/30/11	39,965	—	—	—	—	39,965
KPMG LLP	06/30/11	7,990	—	—	—	—	7,990
Quinn Emanuel Urquhart Oliver & Hedges	06/30/11	13,530	—	—	—	—	13,530
Shapiro Sher Guinot & Sandler	06/30/11	50,854	—	—	—	—	50,854
Tydings & Rosenberg LLP	06/30/11	1,826	—	—	—	—	1,826
American Stock Transfer & Trust	07/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	07/31/11	75,000	—	—	—	—	75,000
Goldin Associates, LLC	07/31/11	30,504	—	—	—	—	30,504
KPMG LLP	07/31/11	2,020	—	—	—	—	2,020
Quinn Emanuel Urquhart Oliver & Hedges	07/31/11	5,546	—	—	—	—	5,546
Shapiro Sher Guinot & Sandler	07/31/11	45,914	—	—	—	—	45,914

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of November 30, 2011

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Tydings & Rosenberg LLP	07/31/11	2,042	—	—	—	—	2,042
American Stock Transfer & Trust	08/01/11	5,775	—	—	—	—	5,775
Chapter 11 Trustee_Joel I. Sher	08/31/11	75,000	—	—	—	75,000	—
Goldin Associates, LLC	08/31/11	38,764	—	—	—	38,764	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/11	294	—	—	—	294	—
Shapiro Sher Guinot & Sandler	08/31/11	63,926	—	—	—	63,926	—
Tydings & Rosenberg LLP	08/31/11	748	—	—	—	748	—
Broadstreet Capital Partners, LP	08/31/11	2,415	—	—	—	2,415	—
American Stock Transfer & Trust	09/01/11	5,775	—	—	5,775	—	—
Chapter 11 Trustee_Joel I. Sher	09/30/11	75,000	—	—	75,000	—	—
Goldin Associates, LLC	09/30/11	206,891	—	—	206,891	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/11	18,369	—	—	18,369	—	—
Shapiro Sher Guinot & Sandler	09/30/11	364,912	—	—	364,912	—	—
Tydings & Rosenberg LLP	09/30/11	12,610	—	—	12,610	—	—
LuciData, Inc.	09/30/11	212	—	—	212	—	—
American Stock Transfer & Trust	10/01/11	5,775	—	5,775	—	—	—
Chapter 11 Trustee_Joel I. Sher	10/31/11	75,000	—	75,000	—	—	—
Goldin Associates, LLC	10/31/11	211,711	—	211,711	—	—	—
KPMG LLP	10/31/11	69,849	—	69,849	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	10/31/11	16,332	—	16,332	—	—	—
Shapiro Sher Guinot & Sandler	10/31/11	396,071	—	396,071	—	—	—
Tydings & Rosenberg LLP	10/31/11	5,494	—	5,494	—	—	—
LuciData, Inc.	10/31/11	32,874	—	32,874	—	—	—
American Stock Transfer & Trust	11/01/11	5,775	5,775	—	—	—	—
CenturyLink	11/22/11	119	119	—	—	—	—
Chapter 11 Trustee_Joel I. Sher	11/30/11	75,000	75,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	11/30/11	3,000	3,000	—	—	—	—
Goldin Associates, LLC	11/30/11	200,000	200,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	11/30/11	16,000	16,000	—	—	—	—
Shapiro Sher Guinot & Sandler	11/30/11	350,000	350,000	—	—	—	—
Tydings & Rosenberg LLP	11/30/11	5,000	5,000	—	—	—	—
Crystal Springs	11/30/11	16	16	—	—	—	—
Iron Mountain Information Management	11/30/11	627	627	—	—	—	—
LuciData, Inc.	11/30/11	137,064	137,064	—	—	—	—
RR Donnelley	11/30/11	2,160	2,160	—	—	—	—
Susman Godfrey LLP	11/30/11	1,547	1,547	—	—	—	—
TBConsulting	11/30/11	48,624	48,624	—	—	—	—
Payroll Accrual	11/30/11	19,734	19,734	—	—	—	—

Post Petition Accounts Payable		6,211,850	864,665	813,106	683,769	181,147	3,669,163

NOTE:	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received. Amounts asserted by vendors may be subject to adjustments and bankruptcy court approval.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Exhibit D

For Period Ending November 30, 2011

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Trustee reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Trustee reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Trustee prepared this Monthly Operating Report with the assistance of his financial advisor, Goldin Associates, LLC (“Goldin”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Goldin or any other party on behalf of the Trustee.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.